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                                  Exhibit 10.20



















                       MEDICIS PHARMACEUTICAL CORPORATION



                             2002 STOCK OPTION PLAN
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                                TABLE OF CONTENTS

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
Section 1.      PURPOSE...............................................      1
Section 2.      DEFINITIONS...........................................      1
Section 3.      SHARES SUBJECT TO OPTIONS.............................      4
Section 4.      EFFECTIVE DATE........................................      4
Section 5.      COMMITTEE.............................................      4
Section 6.      ELIGIBILITY...........................................      4
Section 7.      GRANT OF OPTIONS......................................      5
Section 8.      OPTION PRICE..........................................      5
Section 9.      EXERCISE PERIOD.......................................      5
Section 10.     TRANSFERABILITY.......................................      6
Section 11.     SECURITIES REGISTRATION AND RESTRICTIONS..............      6
Section 12.     LIFE OF PLAN..........................................      6
Section 13.     ADJUSTMENT............................................      7
Section 14.     SALE OR MERGER OF THE COMPANY.........................      7
Section 15.     AMENDMENT OR TERMINATION..............................      7
Section 16.     CHANGE OF CONTROL.....................................      8
Section 17.     MISCELLANEOUS.........................................      8



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                       MEDICIS PHARMACEUTICAL CORPORATION
                             2002 STOCK OPTION PLAN



SECTION 1. PURPOSE

         The purpose of this Plan is to promote the interests of Medicis Pharmaceutical Corporation (the "Company") by granting Options to purchase Stock to Employees and Key Consultants in order to (a) attract and retain Employees and Key Consultants; (b) provide an additional incentive to each Employee and Key Consultant to work to increase the value of the Stock; and (c) provide each such Employee and Key Consultant with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

SECTION 2. DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

         2.1 BOARD means the Board of Directors of the Company.

         2.2 CHANGE OF CONTROL means any of the following:

                  (a) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a change in control of the Company; or

                  (b) individuals who, as of July 11, 2002, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of
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the Board, provided that any individual becoming a director subsequent to July
11, 2002, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                  (c) approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

                  (d) (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

         2.3 CODE means the Internal Revenue Code of 1986, as amended.

         2.4 COMMITTEE means the committee of Non-Employee Directors appointed by the Board to administer this Plan as contemplated by Section 5.

         2.5 COMPANY means Medicis Pharmaceutical Corporation, a Delaware corporation, and any successor to such corporation.

         2.6 DESIGNATED ADMINISTRATOR means a committee appointed by the Committee in accordance with Section 5.

         2.7 EMPLOYEE means any employee of the Company or a Subsidiary, other than an Officer or a member of the Board.

         2.8 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.


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         2.9 FAIR MARKET VALUE means the closing quoted selling price for Stock on the relevant date, as reported in the Wall Street Journal or a similar publication selected by the Committee.

         2.10 KEY CONSULTANT means any consultant or independent contractor of the Company or a Subsidiary (other than a Non-Employee Director) and who serves as such a consultant or contractor pursuant to a written agreement with the Company which has been approved by the Board, in either case who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

         2.11 NON-EMPLOYEE DIRECTOR means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor rule.

         2.12 NON-ISO means any option granted under this Plan to purchase stock which fails to satisfy the requirements of Section 422 of the Code or has been specifically denominated as a Non-ISO by the Committee as of the time the option is granted.

         2.13 OFFICER means a person who is an officer of the Company.

         2.14 OPTION means a Non-ISO.

         2.15 OPTION CERTIFICATE means the written agreement or instrument which sets forth the terms of an Option granted to an Employee or Key Consultant under this Plan.

         2.16 OPTION PRICE means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

         2.17 OUTSIDE DIRECTOR means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

         2.18 PARENT CORPORATION means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.19 PLAN means this Medicis Pharmaceutical Corporation 2002 Stock Option Plan, as amended from time to time.

         2.20 PRINCIPAL OFFICER means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President and the Treasurer of the Company and any other person who is an "officer" of the Company as that term is defined in SEC Rule 16a-1(f) under the Exchange Act or any successor rule thereunder.

         2.21 SECURITIES ACT means the Securities Act of 1933, as amended.

         2.22 SEC means the Securities Exchange Commission.


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         2.23 STOCK means the Class A Common Stock, $.014 par value per share, of the Company.

         2.24 SUBSIDIARY means any corporation which is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

SECTION 3. SHARES SUBJECT TO OPTIONS

         There shall be Three Million (3,000,000) shares of Stock reserved for issuance in connection with Options granted under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option for another Option thereafter shall again become available for use under this Plan.

SECTION 4. EFFECTIVE DATE

         The effective date of this Plan shall be the date which this Plan is approved by the Board.

SECTION 5. COMMITTEE

         Subject to the further provisions of this Section 5, this Plan shall be administered by a Committee consisting solely of not less than two (2) Non Employee Directors. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Employee or Key Consultant and on each other person directly or indirectly affected by such action. The Committee may appoint one or more persons, any of whom may be an Officer, whether or not any of them are also a member of the Board (the "Designated Administrator"), to administer this Plan, subject to such conditions, restrictions and limitations as may be imposed by the Committee: including (i) Options to purchase not more than 1,050,000 shares of Common Stock may be granted by the Designated Administrator in any one calendar year to all employees of the Company in the aggregate; and (ii) the Committee may establish a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single Employee or Key Consultant by the Designated Administrator. The maximum number of shares that may be subject to Options granted under the Plan in any one calendar year by the Designated Administrator to any single Employee or Key Consultant shall be 15,000 Shares. Any actions duly taken by the Designated Administrator with respect to the grant of Options to Employees and to Key Consultants shall be deemed to have been taken by the Committee for purposes of the Plan.

SECTION 6. ELIGIBILITY

         Only Employees or Key Consultants shall be eligible for the grant of Options under this Plan. Officers and Directors of the Company shall not be eligible for the grant of Options under this Plan. Only Non-ISOs may be granted under this Plan.


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SECTION 7. GRANT OF OPTIONS

         7.1 COMMITTEE ACTION. The Committee (or the Designated Administrator, if appointed) acting in its absolute discretion shall grant Options to Employees and Key Consultants under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall incorporate such terms and conditions as the Committee (or the Designated Administrator, if appointed) acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the Option which first became exercisable or subject to surrender during any particular period.

         In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to modify the number of shares of Stock as to which such Option first becomes exercisable during any particular period as provided in the related Option Certificate; provided, however, that the Committee may not extend any such period with respect to any shares of Stock subject to such Option.

SECTION 8. OPTION PRICE

         The Option Price for each share of Stock subject to an Option shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

SECTION 9. EXERCISE PERIOD

                  (a) Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

                           (i) an Option is exercisable before the date such
                  Option is granted, or

                           (ii) an Option is exercisable after the date which is
                  the tenth anniversary of the date such Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of an Employee or service by a Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which such Option may be exercised as provided in the related Option Certificate; provided, however, that no such extension shall permit an Option to be exercised beyond the date specified in paragraph (b) of this Section.


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         (b) Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to such Change of Control (whether prior to or after the amendment of the Plan to include this provision) shall immediately become exercisable to the full extent of the original grant and, in the case an Option held by an Employee shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of such Employee.

SECTION 10. TRANSFERABILITY

         Each Option shall be non-transferable otherwise than by will or the laws of descent and distribution and an Option may be exercised, during the lifetime of the holder thereof, only by such holder. Notwithstanding the foregoing, the Committee in its discretion may allow Options to be transferred to an optionee's "family member" as that term is defined in the General Instructions to Form S-8 as adopted from time to time by the Securities and Exchange Commission or any successor to such commission.

SECTION 11. SECURITIES REGISTRATION AND RESTRICTIONS

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Employee or Key Consultant shall, if so requested by the Company, hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Certificate shall also provide that, if so requested by the Company, the Employee or Key Consultant shall represent in writing to the Company that he or she will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of (a) an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or (b) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Furthermore, the Company shall have the right to require an Employee or Key Consultant to enter into such stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to an Employee or Key Consultant.

SECTION 12. LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of

                  (a) the date the Committee determines, in its sole and absolute discretion, shall be the termination date of this Plan; or


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                  (b) the date on which all of the Stock reserved under Section
3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

SECTION 13. ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock that may be granted pursuant to Section 5 of this Plan by the Designated Administrator to any single Employee or Key Consultant, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

SECTION 14. SALE OR MERGER OF THE COMPANY

         If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option at the direction and discretion of the Board may be canceled unilaterally by the Company as of the effective date of such transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on such date of the shares represented by the canceled Options over the Option Price for such shares.

SECTION 15. AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under Section 3, (b) to change the class of persons eligible for Options under Section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants, in each case only if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Employee or Key Consultant consents in writing to such modification, amendment


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or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

SECTION 16. CHANGE OF CONTROL

         Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to such Change of Control (whether prior to or after the amendment of the Plan to include this provision) shall immediately become exercisable to the full extent of the original grant and shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of any Employee.

SECTION 17. MISCELLANEOUS

         17.1 NO STOCKHOLDER RIGHTS. No Employee or Key Consultant shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Employee or Key Consultant.

         17.2 NO CONTRACT OF EMPLOYMENT. The grant of an Option to an Employee or Key Consultant under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on an Employee or Key Consultant any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         17.3 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute an Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

         17.4 CONSTRUCTION. This Plan and the Option Certificates shall be construed under the laws of the State of Delaware.


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